UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2021
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share     APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 29, 2021, POP 4208 SIX FORKS ROAD, L.P., a Delaware limited partnership ("CAPTRUST Seller"), POP MORROCROFT, L.P., a Delaware limited partnership ("Morrocroft Seller"), POP 150 FAYETTEVILLE, L.P., a Delaware limited partnership ("150 Fayetteville Seller"), POP CAPITOL TOWERS, L.P., a Delaware limited partnership ("Capitol Towers Seller"), PAC GALLERIA 75, LLC, a Delaware limited liability company ("Galleria 75 Seller"), and POP 8 West Mezzanine Lending, LLC, a Delaware limited liability company ("8 West Seller", and together with CAPTRUST Seller, Morrocroft Seller, 150 Fayetteville Seller, Capital Towers Seller, Galleria 75 Seller and 8 West Seller, jointly and severally, "Seller"), each an indirect, wholly-owned subsidiary of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP"), completed the disposition of its fee simple interests in its portfolio of five office properties and one real estate loan investment (collectively, the "Office Portfolio") to HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership ("Purchaser"), an unrelated third party. The aggregate purchase price paid by the Purchaser to Seller was approximately $645.5 million, exclusive of disposition-related transaction costs. Preferred Apartment Communities, Inc. (the "Company") is the general partner of, and as of March 31, 2021, owner of an approximate 98.9% interest in, PAC-OP. Since the Company’s investment in the assets of Seller exceeded 20% of the aggregate worldwide market value of the voting and non-voting common equity of the Company as of December 31, 2020, the transaction is deemed to be a significant disposition under the asset test from Regulation S-X 1-02(w). The Company therefore submits this Current Report on Form 8-K to provide certain financial information related to its disposition of the Office Portfolio required by Item 9.01(b) of Form 8-K.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on July 29, 2021 announcing the closing of the disposition of the Office Portfolio. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including the information contained in the press release attached as Exhibit 99.1 hereto, is being “furnished" and shall not be deemed to be “filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Reference to the Company’s website in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(b)     Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements                 1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2021         2
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the three-month period ended March 31, 2021                    3
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the year ended December 31, 2020                        4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements             5
Signature                                        7

(d)    Exhibits.
99.1    Press Release Dated July 29, 2021

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been prepared to provide pro forma information with regard to a certain real estate disposition transaction. On July 29, 2021, POP 4208 SIX FORKS ROAD, L.P., a Delaware limited partnership ("CAPTRUST Seller"), POP MORROCROFT, L.P., a Delaware limited partnership ("Morrocroft Seller"), POP 150 FAYETTEVILLE, L.P., a Delaware limited partnership ("150 Fayetteville Seller"), POP CAPITOL TOWERS, L.P., a Delaware limited partnership ("Capitol Towers Seller"), PAC GALLERIA 75, LLC, a Delaware limited liability company ("Galleria 75 Seller"), and POP 8 West Mezzanine Lending, LLC, a Delaware limited liability company ("8 West Seller", and together with CAPTRUST Seller, Morrocroft Seller, 150 Fayetteville Seller, Capital Towers Seller, Galleria 75 Seller and 8 West Seller, jointly and severally, "Seller"), each an indirect, wholly-owned subsidiary of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP"), completed the disposition of its fee simple interests in its portfolio of five office properties and other office related assets (collectively, the "Office Portfolio") to HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership ("Purchaser"), an unrelated third party. The aggregate purchase price paid by the Purchaser to Seller was approximately $645.5 million, exclusive of disposition-related transaction costs.

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as of March 31, 2021 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are presented for the three-month period ended March 31, 2021 and the year ended December 31, 2020 (the "Pro Forma Periods"), and include certain pro forma adjustments to illustrate the estimated effect of the Company's disposition of the Office Portfolio as described in Note 1. This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results as if the transaction reflected herein had occurred on the date or been in effect during the period indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results in the future and should be read in conjunction with the Company's financial statements as filed on Form 10-K for the year ended December 31, 2020 and on Form 10-Q for the three months ended March 31, 2021.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2021

(In thousands, except per-share par values)	PAC REIT Historical	Transaction Accounting Adjustments: Disposition of Office Portfolio		PAC REIT Pro Forma

Assets
Real estate
Land	$605,282	$(63,670)	A	$541,612
Building and improvements	3,039,783	(494,855)	A	2,544,928
Tenant improvements	186,843	(59,548)	A	127,295
Furniture, fixtures, and equipment	308,222	(24)	A	308,198
Construction in progress	11,649	(4,974)	A	6,675
Gross real estate	4,151,779	(623,071)		3,528,708
Less: accumulated depreciation	(546,634)	36,199	A	(510,435)
Net real estate	3,605,145	(586,872)		3,018,273
Real estate loan investments, net	280,938	(11,890)	A	269,048
Total real estate and real estate loan investments, net	3,886,083	(598,762)		3,287,321

Cash and cash equivalents	32,322	235,389	B	267,711
Restricted cash	45,052	(2,385)	A	42,667
Notes receivable	1,784	—		1,784
Note receivable and revolving lines of credit due from related parties	9,011	—		9,011
Accrued interest receivable on real estate loans	22,241	(683)	A	21,558
Acquired intangible assets, net of amortization	118,388	(42,731)	A	75,657
Tenant lease inducements	17,803	(25)	A	17,778
Investment in unconsolidated joint venture	6,463	—		6,463
Tenant receivables and other assets	95,821	(24,768)	A	71,053

Total assets	$4,234,968	$(433,965)		$3,801,003

Liabilities and equity
Liabilities
Mortgage notes payable, net	$2,587,660	$(389,168)	A	$2,198,492
Revolving line of credit	40,000	—		40,000
Unearned purchase option termination fees	473	—		473
Deferred revenue	35,070	—		35,070
Accounts payable and accrued expenses	37,237	(9,105)	A	28,132
Deferred liability to Former Manager	23,512	—		23,512
Contingent liability due to Former Manager	14,755	—		14,755
Accrued interest payable	7,997	(979)	A	7,018
Dividends and partnership distributions payable	20,410	—		20,410
Acquired below market lease intangibles, net of amortization	49,879	(8,571)	A	41,308
Prepaid rent, security deposits, and other liabilities	31,122	(3,117)	A	28,005
Total liabilities	2,848,115	(410,940)		2,437,175

Commitments and contingencies

Equity
Stockholders' equity
Series A Redeemable Preferred Stock, $0.01 par value per share; 3,050 shares authorized; 2,226 shares
issued; 1,694 shares outstanding at March 31, 2021	17	—		17
Series A1 Redeemable Preferred Stock, $0.01 par value per share; up to 1,000 shares authorized;
184 shares issued and outstanding at March 31, 2021	1	—		1
Series M Redeemable Preferred Stock, $0.01 par value per share; 500 shares authorized; 106 shares
issued; 87 shares outstanding at March 31, 2021	1	—		1
Series M1 Redeemable Preferred Stock, $0.01 par value per share; up to 1,000 shares authorized; 22
shares issued; 21 shares outstanding at March 31, 2021	—	—		—
Common Stock, $0.01 par value per share; 400,067 shares authorized; 50,095 shares
issued and outstanding at March 31, 2021	501	—		501
Additional paid-in capital	1,582,193	—		1,582,193
Accumulated (deficit) earnings	(195,093)	(20,953)	A	(216,046)
Total stockholders' equity	1,387,620	(20,953)		1,366,667
Non-controlling interest	(767)	(2,072)	A	(2,839)
Total equity	1,386,853	(23,025)		1,363,828

Total liabilities and equity	$4,234,968	$(433,965)		$3,801,003

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2021

		Transaction Accounting Adjustments: Disposition of Office Portfolio		PAC REIT
	PAC REIT
(In thousands, except per-share values)	Historical			Pro Forma
Revenues:
Rental and other property revenues	$104,459	$(15,273)	AA	$89,186
Interest income on loans and notes receivable	10,512	(413)	AA	10,099
Interest income on note from related party	405	—		405
Miscellaneous revenues	324	—		324

Total revenues	115,700	(15,686)		100,014

Operating expenses:
Property operating and maintenance	15,249	(2,037)	AA	13,212
Property salary and benefits to related party	4,821	(625)	AA	4,196
Property management costs	1,105	(253)	AA	852
Real estate taxes and insurance	16,140	(1,385)	AA	14,755
General and administrative	7,539	(5)	AA	7,534
Equity compensation to directors and executives	574	—		574
Depreciation and amortization	45,827	(6,850)	AA	38,977
Allowance for expected credit losses	522	—		522
Management internalization expense	245	—		245
Total operating expenses	92,022	(11,155)		80,867

Operating income before gain on sale of real estate and loss
from unconsolidated joint venture	23,678	(4,531)		19,147
Gain on sale of real estate	798	—		798
Loss from unconsolidated joint venture	(194)	—		(194)
Operating income	24,282	(4,531)		19,751
Interest expense	26,991	(4,107)	AA	22,884

Net loss	(2,709)	(424)		(3,133)

Less consolidated net loss attributable
to non-controlling interests	62	(2)	BB	60

Net loss attributable to the Company	(2,647)	(426)		(3,073)

Dividends to preferred stockholders	(33,820)	—		(33,820)
Earnings attributable to unvested restricted stock	(142)	—		(142)

Net loss attributable to common stockholders	$(36,609)	$(426)		$(37,035)

Net loss per share of Common Stock
attributable to common stockholders, basic and diluted	$(0.73)			$(0.74)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	50,033			50,033

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2020

		Transaction Accounting Adjustments: Disposition of Office Portfolio		PAC REIT
	PAC REIT
(In thousands, except per-share values)	Historical			Pro Forma
Revenues:
Rental and other property revenues	$445,815	$(60,027)	AA	$385,788
Interest income on loans and notes receivable	46,610	(1,192)	AA	45,418
Interest income on note from related party	4,235	—		4,235
Miscellaneous revenues	5,537	—		5,537

Total revenues	502,197	(61,219)		440,978

Operating expenses:
Property operating and maintenance	69,255	(8,084)	AA	61,171
Property salary and benefits to related party	22,377	(2,434)	AA	19,943
Property management costs	4,989	(953)	AA	4,036
Real estate taxes and insurance	63,294	(5,270)	AA	58,024
General and administrative	30,809	(35)	AA	30,774
Equity compensation to directors and executives	1,644	—		1,644
Depreciation and amortization	201,677	(26,874)	AA	174,803
Asset management and general and administrative
expense fees to related party	3,099	(376)	AA	2,723
Allowance for expected credit losses	6,103	—		6,103
Management internalization expense	180,116	—		180,116
Total operating expenses	583,363	(44,026)		539,337
Waived asset management and
general and administrative expense fees	(1,136)	361		(775)

Net operating expenses	582,227	(43,665)		538,562

Operating loss before gain on sale of real estate and loss from unconsolidated joint venture	(80,030)	(17,554)		(97,584)
Gain on sale of real estate	23,456	—		23,456
Loss from unconsolidated joint venture	(314)	—		(314)
Operating loss	(56,888)	(17,554)		(74,442)

Interest expense	118,558	(16,648)	AA	101,910
Loss on extinguishment of debt	(6,674)	—		(6,674)
Gain on the sale of real estate loan investment	517	—		517

Net loss	(181,603)	(906)		(182,509)
Less consolidated net loss attributable
to non-controlling interests	3,815	(985)	BB	2,830

Net loss attributable to the Company	(177,788)	(1,891)		(179,679)
Dividends to preferred stockholders	(160,908)	—		(160,908)
Earnings attributable to unvested restricted stock	(205)	—		(205)

Net loss attributable to common stockholders	$(338,901)	$(1,891)		$(340,792)

Net loss per share of Common Stock
attributable to common stockholders, basic and diluted	$(6.95)			$(6.99)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	48,743			48,743

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.Basis of Presentation

On July 29, 2021, Preferred Apartment Communities, Inc. (the “Company”), closed on the sale of the five office building properties listed below and a real estate loan investment partially financing 8 West, a class A office building in Atlanta, Georgia (the “Office Portfolio”) to an unrelated third party for an aggregate purchase price of approximately $645.5 million, exclusive of closing costs.

Office Property	Location	Gross Leasable Area (square feet)

150 Fayetteville	Raleigh, North Carolina	560,000
Capitol Towers	Charlotte, North Carolina	479,000
CAPTRUST Tower	Raleigh, North Carolina	300,000
Morrocroft Centre	Charlotte, North Carolina	291,000
Galleria 75	Atlanta, Georgia	111,000
Total		1,741,000

The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes three columns. The first column labeled "PAC REIT Historical" represents the actual financial position of the Company as of March 31, 2021. The second column, entitled "Transaction Accounting Adjustments: Disposition of Office Portfolio" represents the pro forma adjustments required in order to reflect the balance sheet impact of the removal of the disposed assets as if the transaction had occurred on March 31, 2021, as described in note 2. The third column, entitled "PAC REIT Pro Forma" presents the pro forma condensed consolidated balance sheet of the Company as of March 31, 2021, excluding the Office Portfolio.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations include three columns. The first column labeled "PAC REIT Historical" represents the actual results of operations for the three months ended March 31, 2021 and the year ended December 31, 2020. The second column, entitled "Transaction Accounting Adjustments: Disposition of Office Portfolio" represents the adjustments to remove the historical revenues and expenses of the disposed assets for the periods presented, as described in note 3. The third column, entitled "PAC REIT pro forma" presents the pro forma results of operations of the Company for the three months ended March 31, 2021 and the year ended December 31, 2020, excluding the Office Portfolio. The results presented on the Unaudited Pro Forma Condensed Consolidated Statements of Operations assume the sale of the Office Portfolio closed on January 1, 2020 and presents pro forma operating results for the Company for the periods presented.

The first column labeled "PAC REIT Historical" on the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2021 reflect certain reclassification adjustments to (i) present sublease income received by the Company for a portion of its corporate office space as a net adjustment against rent expense, which is included in the general and administrative expense line on the consolidated statements of operations and (ii) to present certain expenses such as franchise taxes and insurance claims within the real estate taxes and insurance line on the consolidated statements of operations. These reclassification adjustments had no effect on previously-reported net loss attributable to common stockholders. The first column labeled "PAC REIT Historical" on the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2020 has not been restated to conform to the current presentation.

These Unaudited Pro Forma Condensed Consolidated Financial Statements should not be considered indicative of future results.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - continued

2. Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(A) The Company received the sales proceeds and removed the carrying values of the disposed Office Portfolio’s assets and liabilities, as shown in the following table.

(In thousands)
Gross sales price	$645,500
Closing and transaction costs	(10,821)
Mortgage debt assumed by purchaser	(393,196)

Net sales proceeds	241,483
Less: Carrying value of real estate assets	(586,872)
Less: Carrying value of real estate loan investment	(11,890)
Less: Carrying value of other assets	(76,686)
Plus: Carrying value of mortgages	389,168
Plus: Carrying value of other liabilities	21,772

Proforma loss	(23,025)
Less: Attributable to non-controlling interest	2,072

Proforma loss attributable to common stockholders	$(20,953)

(B) The pro forma adjustment to cash was calculated as follows:

(In thousands)
Net proceeds from purchaser	$241,483
Less: Cash balances transferred to purchaser	(6,094)

Net cash adjustment	$235,389

3. Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three-month period ended March 31, 2021 and the year ended December 31, 2020 are as follows:

(AA) These pro forma adjustments remove the actual historical revenues and expenses recorded from the operations of the Office Portfolio.

(BB) Outstanding Class A Units of the Operating Partnership become entitled to pro-rata distributions of profit and allocations of loss as non-controlling interests of the Operating Partnership. The weighted-average percentage of ownership by the non-controlling interests was approximately 1.20% for the three months ended March 31, 2021 and 1.54% for the year ended December 31, 2020. These adjustments reflect the pro-rata adjustment to the amount of net loss attributable to the non-controlling interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: August 4, 2021	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary